Exhibit 99.2 EXECUTION VERSION PLEDGE AGREEMENT THIS PLEDGE AGREEMENT, dated as of July 29, 2016 (as amended, restated, amended and restated, modified or supplemented from time to time, the "Agreement"), is given, made and entered into by each of the undersigned parties listed on the signature pages hereto and each of the other persons and entities that become bound hereby from time to time by joinder, assumption, or otherwise (each a "Pledgor" and collectively the "Pledgors"), a Pledgor of the corporations, limited liability companies, partnerships or other entities as set forth on Schedule A hereto, as the same may be amended from time to time (each a "Company" and collectively the "Companies"), and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for itself and the other Lenders under the Credit Agreement described below (the "Administrative Agent"). WHEREAS, pursuant to that certain Credit Agreement (as from time to time further restated, amended, modified or supplemented, the "Credit Agreement") dated as of July 29, 2016, by and among SUN HYDRAULICS CORPORATION, a Florida corporation (the "Borrower"), each of the Guarantors (as defined therein) party thereto, the Lenders (as defined therein) party thereto, and the Administrative Agent, the Administrative Agent and the Lenders have agreed to provide certain loans and grant other financial accommodations to the Loan Parties (as defined therein); WHEREAS, pursuant to and in consideration of the Credit Agreement, certain of the issued and outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of each of the Companies is to be pledged to the Administrative Agent, for the benefit of the Lenders, in accordance herewith; and WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests or partnership interests of the Companies as set forth on Schedule A hereto. NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows: 1. Defined Terms. (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in the State of Florida as amended from time to time (the "Code").

- 2 - 4822-0959-8773, v. 1 (b) "Company" and "Companies" shall mean one or more of the entities issuing any of the Collateral which is or should be (in accordance with Section 5(g)) described on Schedule A hereto. (c) "Debt" shall mean and include the Obligations, as defined in the Credit Agreement. (d) "Pledged Collateral" shall mean and include: (i) all of such Pledgor's present and future right, title and interest in and to the capital stock, shares, securities, member interests or partnership interests listed on Schedule A attached hereto and made a part hereof (collectively referred to herein as “Investments”), and all rights and privileges pertaining thereto, including all present and future Investments receivable in respect of or in exchange for any Investments, and all rights under shareholder, member, partnership agreements and other similar agreements relating to the Investments, and (ii) all Investments hereafter pledged by any Pledgor to Administrative Agent to secure the Debt, together with all cash, interest, stock and other dividends or distributions paid or payable on any of the foregoing, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including all stock record and transfer books, and together with whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code. 2. Grant of Security Interests. (a) To secure on a first priority perfected basis the Payment in Full of all Debt, each Pledgor hereby grants to the Administrative Agent a continuing first priority security interest under the Code in and hereby pledges to Administrative Agent, in each case for the benefit of each of the Lenders and the Administrative Agent and any provider of a Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product, all of such Pledgor's now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral whether now or hereafter existing and wherever located. (b) Upon the execution and delivery of this Agreement, each Pledgor shall deliver to and deposit with the Administrative Agent in pledge, all of such Pledgor's certificates, instruments or other documents comprising or evidencing the Pledged Collateral, together with undated stock powers, instruments or other documents signed in blank by such Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral, such Pledgor shall deliver to and deposit with the Administrative Agent in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral. 3. Further Assurances. Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Administrative Agent, each Pledgor shall execute and deliver to the Administrative Agent all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney

- 3 - 4822-0959-8773, v. 1 and all other documents (collectively, the "Security Documents") which the Administrative Agent may reasonably request, in form reasonably satisfactory to the Administrative Agent, and take such other action which the Administrative Agent may reasonably request, to perfect and continue perfected and to create and maintain the first priority status of the Administrative Agent's security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. During the continuance of an Event of Default, each Pledgor hereby irrevocably makes, constitutes and appoints the Administrative Agent (and any of the Administrative Agent's officers or employees or agents designated by the Administrative Agent) as such Pledgor's true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Administrative Agent determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Administrative Agent's security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until Payment in Full of all of the Debt. 4. Representations and Warranties. Each Pledgor jointly and severally hereby represents and warrants to the Administrative Agent as follows: (a) Such Pledgor, has and will continue to have (or, in the case of after- acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens other than those in favor of the Administrative Agent for the Lenders and the Administrative Agent; (b) The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute [sixty-five percent (65%) of the issued and outstanding capital stock, member interest, and/or partnership interests of each of the Foreign Direct Subsidiary Companies owned by such Pledgor] [and] [one-hundred percent (100%) of the issued and outstanding capital stock, membership interest, and/or partnership interests of each of the United States domiciled Subsidiary Companies owned by such Pledgor]; (c) The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority, subject to the Lien of no other Person; (d) There are no restrictions upon the transfer of the Pledged Collateral and such Pledgor has the power and authority and right to transfer the Pledged Collateral owned by such Pledgor free of any encumbrances and without obtaining the consent of any other Person; (e) If not a natural person, such Pledgor has all necessary power to execute, deliver and perform this Agreement; (f) There are no actions, suits, or proceedings pending or, to such Pledgor’s best knowledge after due inquiry, threatened in writing against or affecting such Pledgor with respect to the Pledged Collateral, at law or in equity or before or by any Official Body, and such

- 4 - 4822-0959-8773, v. 1 Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which could adversely affect such Pledgor’s performance hereunder; (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of such Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance; (h) Neither the execution and delivery by such Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which such Pledgor is subject or any provision of any agreement, understanding or arrangement to which Pledgor is a party or by which such Pledgor is bound, except to the extent that such violation or breach could not reasonably be expected to result in a Material Adverse Change; (i) Such Pledgor's exact legal name is as set forth on the signature page hereto; (j) If such Pledgor is not a natural person, the state of incorporation, formation or organization as applicable, of such Pledgor is as set forth on Schedule A hereto; and (k) All rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents evidencing ownership and organizational documents of each of the Companies and no shareholder or other similar agreements are applicable to any of the Pledged Collateral, and no such certificate, instrument or other document provides that any member interest, or partnership interest or other intangible ownership interest, constituting Pledged Collateral, is a "Security" within the meaning of and subject to Article 8 of the Code; and, the organizational documents of each Company contain no restrictions on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies. 5. General Covenants. Each Pledgor hereby jointly and severally covenants and agrees as follows: (a) Such Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; such Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Administrative Agent. If such Pledgor is not a natural person, such Pledgor shall notify the Administrative Agent in writing thirty (30) days prior to any change in such Pledgor's chief executive office address, legal name, or state of incorporation, formation or organization;

- 5 - 4822-0959-8773, v. 1 (b) Such Pledgor shall appear in and defend any action or proceeding of which such Pledgor is aware which could reasonably be expected to affect such Pledgor's title to, or the Administrative Agent's interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the consent of the Administrative Agent such Pledgor may settle such actions or proceedings with respect to the Pledged Collateral; (c) Such Pledgor shall, and shall cause each of the Companies to, keep separate, accurate and complete records of the Pledged Collateral, disclosing the Administrative Agent's security interest hereunder; (d) Such Pledgor shall comply with all Laws applicable to the Pledged Collateral unless any noncompliance would not individually or in the aggregate materially impair the use or value of the Pledged Collateral or the Administrative Agent's rights hereunder; (e) Such Pledgor shall pay any and all material taxes, duties, fees or imposts of any nature imposed by any Official Body on any of the Pledged Collateral, except to the extent contested in good faith by appropriate proceedings; (f) Such Pledgor shall permit the Administrative Agent, its officers, employees and agents at reasonable times to inspect all books and records related to the Pledged Collateral provided that the Administrative Agent shall provide such Pledgor with reasonable notice prior to any visit or inspection; (g) To the extent, following the date hereof, such Pledgor acquires capital stock, shares securities, member interests, partnership interests and other ownership interests of any of the Companies or any of the rights, property or securities, shares, capital stock, member interests, partnership interests or any other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies, such ownership interests shall be subject to the terms hereof, but only to the extent required to ensure the representations set forth in Section 4(b) above remain true and correct, and, upon such acquisition, shall be deemed to be hereby pledged to the Administrative Agent, but only to the extent required to ensure the representations set forth in Section 4(b) above remain true and correct; and, such Pledgor thereupon shall deliver all such securities, shares, capital stock, member interests, partnership interests and other ownership interests subject to the terms hereof together with an updated Schedule A hereto, to the Administrative Agent together with all such control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement as the Administrative Agent may request; (h) Except as permitted by the Credit Agreement, during the term of this Agreement, such Pledgor shall not sell, assign, replace, retire, transfer or otherwise dispose of its Pledged Collateral; (i) If not a natural person, such Pledgor will not change its state of incorporation, formation or organization, as applicable without providing fifteen (15) calendar days prior written notice the Administrative Agent;

- 6 - 4822-0959-8773, v. 1 (j) Such Pledgor will not change its name without providing fifteen (15) calendar days prior written notice the Administrative Agent; (k) If not a natural person, such Pledgor shall preserve its corporate existence and except as permitted by the Credit Agreement, shall not: (i) in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not such Pledgor, or (ii) sell all or substantially all of its assets; and (l) During the term of this Agreement, such Pledgor shall not permit any Company to treat any uncertificated ownership interests as securities which are subject to Article 8 of the Code. 6. Other Rights With Respect to Pledged Collateral. In addition to the other rights with respect to the Pledged Collateral granted to the Administrative Agent hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Administrative Agent, at its option and at the expense of the Pledgors, may: (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Debt, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Administrative Agent or any Affiliate of the Administrative Agent or any provider of Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product, on deposit or otherwise, belonging to any Pledgor, as the Administrative Agent in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit any Pledgor (or issuer) to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable securities laws, even if such Pledgor (or issuer) would agree to do so. 7. Additional Remedies Upon Event of Default. Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Administrative Agent shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 and under the other Loan Documents, the following rights and remedies: (a) The Administrative Agent may, after ten (10) days' advance notice to the a Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor's Pledged Collateral or any part thereof at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that ten

- 7 - 4822-0959-8773, v. 1 (10) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Administrative Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests or ownership interests for their own account for investment and not with a view to the distribution or resale thereof. (b) The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Administrative Agent has made all deductions of expenses, including attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Administrative Agent's rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Debt, whether or not all the same be then due and payable, as provided in Section 8.2.4 of the Credit Agreement. 8. Administrative Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. 9. Additional Pledged Collateral and Pledgors. (a) Additional Pledged Collateral. [In the event that additional Companies become Foreign Direct Subsidiaries of the Borrower, the Borrower will promptly (i) pledge 65% of the Borrower’s Subsidiary Equity Interest of such new Foreign Direct Subsidiary as additional pledged Collateral under this Pledge Agreement as required by the terms of the Credit Agreement, and (ii) deliver a new Schedule A to the Administrative Agent showing the pledge of 65% of the Borrower’s ownership interest in such new Foreign Direct Subsidiary.] [In the event that additional Companies become United States domiciled Subsidiaries of the Borrower, the Borrower will promptly (i) pledge 100% of the Borrower’s Subsidiary Equity Interest of such new United States domiciled Subsidiary as additional pledged Collateral under this Pledge Agreement as required by the terms of the Credit Agreement, and (ii) deliver a new Schedule A to the Administrative Agent showing the pledge of 100% of the Borrower’s ownership interest in such new United States domiciled Subsidiary.] (b) Additional Pledgors. In the event that additional persons from time to time become domestic Subsidiaries of the Borrower, and such new domestic Subsidiaries own an Equity Interest in a Foreign Direct Subsidiary, each such new domestic subsidiary will be

- 8 - 4822-0959-8773, v. 1 required to join this Pledge Agreement as a Pledgor as may be required by the terms of the Credit Agreement. It is acknowledged and agreed that any such new domestic Subsidiaries of the Borrower will become Pledgors hereunder and will be bound hereby simply by executing and delivering to Administrative Agent a Guarantor Joinder in the form of Exhibit 1.1(G)(1) to the Credit Agreement. In addition, the Borrower will promptly deliver a new Schedule A to the Administrative Agent showing the pledge of such new United States domiciled Subsidiary’s 65% ownership interest in such new Foreign Direct Subsidiary. 10. No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law. Each Pledgor waives any right to require the Administrative Agent to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Debt or to pursue any remedy in the Administrative Agent's power. 11. No Discharge Until Indefeasible Payment of the Debt. The pledge, security interests, and other Liens and the obligations of each Pledgor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, by the Administrative Agent, or any other obligor on any of the Debt, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Pledgor or which would otherwise operate as a discharge of such Pledgor as a matter of law or equity. Without limiting the generality of the foregoing, each Pledgor hereby consents to, and the pledge, security interests, and other Liens given by such Pledgor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time: (a) Any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document, any obligations in connection with any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product or any of the Debt and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Debt, any of the terms of the Loan Documents, or any rights of the Administrative Agent or any other Person with respect thereto; (b) Any increase, decrease, or change in the amount, nature, type or purpose of any of or any release, surrender, exchange, compromise or settlement of any of the Debt (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Debt; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product or any of the Debt;

- 9 - 4822-0959-8773, v. 1 (c) Any failure to assert any breach of or default under any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product or any of the Debt; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against such Pledgor or any other Person under or in connection with any Loan Document or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product or any of the Debt; (d) Any refusal of payment or performance of any of the Debt, whether or not with any reservation of rights against any Pledgor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Debt) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to the Debt or, if any collections are applied to the Debt, any application to particular Debt; (e) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Administrative Agent or any Lender in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by Administrative Agent or any Lender in respect of, any direct or indirect security for any of the Debt (including the Pledged Collateral). As used in this Agreement, "direct or indirect security" for the Debt, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Debt, made by or on behalf of any Person; (f) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Pledgor or the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Pledgor or the Borrower or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by Administrative Agent or any Pledgor or the Borrower or by any other Person in connection with any such proceeding; (g) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Pledgor or the Borrower or any other Person with respect to any Loan Document or any of the Debt; or any discharge by operation of law or release of any Pledgor or the Borrower or any other Person from the performance or observance of any Loan Document or any of the Debt; and (h) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense

- 10 - 4822-0959-8773, v. 1 available to, or limit the liability of a guarantor or a surety, including any Pledgor, excepting only performance and Payment in Full. 12. Waivers. Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following: (a) All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product or any of the Debt; any notice of the incurrence of any Debt; any notice of any default or any failure on the part of such Pledgor or the Borrower or any other Person to comply with any Loan Document or Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product or any of the Debt or any requirement pertaining to any direct or indirect security for any of the Debt; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrower or any other Person; (b) Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Borrower, or any other Person of any other right or remedy under or in connection with any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Product, or any of the Debt or any direct or indirect security for any of the Debt; any requirement of promptness or diligence on the part of the Administrative Agent or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Debt or any direct or indirect security for any of the Debt; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Loan Document, and any requirement that any Pledgor receive notice of any such acceptance; and (c) Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, "one action" laws, or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Debt), which results in denial or impairment of the right of the Administrative Agent to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Debt.

- 11 - 4822-0959-8773, v. 1 13. Assignment. All rights of the Administrative Agent under this Agreement shall inure to the benefit of its successors and assigns. All obligations of each Pledgor shall bind its successors and assigns; provided, however, each Pledgor may not assign or transfer any of its rights and obligations hereunder or any interest herein. 14. Severability. Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof. 15. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Florida without regard to its conflict of laws principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the State of Florida. 16. Notices. All notices, requests, demands, directions and other communications (collectively, "notices") given to or made upon any party hereto under the provisions of this Agreement shall be as set forth in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement. 17. Specific Performance. Each Pledgor acknowledges and agrees that, in addition to the other rights of the Administrative Agent hereunder and under the other Loan Documents, because the Administrative Agent's remedies at law for failure of such Pledgor to comply with the provisions hereof relating to the Administrative Agent's rights: (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications such Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the such Pledgor has appointed the Administrative Agent its attorney-in-fact, and (v) to enforce the Administrative Agent's remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced. 18. Voting Rights in Respect of the Pledged Collateral. So long as no Event of Default shall occur and be continuing under the Credit Agreement, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of

- 12 - 4822-0959-8773, v. 1 this Agreement or the other Loan Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral. Without limiting the generality of the foregoing and in addition thereto, the Pledgors shall not vote to enable, or take any other action to permit, any of the Companies to issue any stock, member interests, partnership interests or other equity securities or other ownership interests of any nature or to issue any other securities, shares, capital stock, member interests, partnership interests or other ownership interests convertible into or granting the right to purchase or exchange for any stock, member interests, partnership interests or other equity securities or ownership interests of any nature of any such Company or to enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Collateral, except as permitted under the Credit Agreement. 19. Consent to Jurisdiction. Each Pledgor and each of the Companies hereby irrevocably submits to the nonexclusive jurisdiction of any Florida state court sitting in Florida or the United States District Court of the Middle District of Florida, in any action or proceeding arising out of or relating to this Agreement, and Pledgors and each of the Companies hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Florida state or federal court. Each Pledgor and each of the Companies hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Pledgor and each of the Companies agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided by law. 20. Waiver of Jury Trial. EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR AND EACH OF THE COMPANIES HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO. 21. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by any Pledgor. This Agreement may not be amended or supplemented except by a writing signed by the Administrative Agent and the Pledgors. 22. Counterparts; Telecopy Signatures. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an

- 13 - 4822-0959-8773, v. 1 original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy transmission to the Administrative Agent or any Lender of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor. 23. Descriptive Headings. The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement. [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 3 TO PLEDGE AGREEMENT] IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written. ADMINISTRATIVE AGENT: PNC BANK, NATIONAL ASSOCIATION By: Name: Title:

[SIGNATURE PAGE 2 OF 2 TO PLEDGE AGREEMENT] PLEDGOR: SUN HYDRAULICS CORPORATION, a Florida corporation By: ____________________________ Name: __________________________ Title: ___________________________

ACKNOWLEDGEMENT AND CONSENT Each of the undersigned hereby acknowledges receipt of a copy of the Pledge Agreement, dated as of _______________, 2016, made by SUN HYDRAULICS CORPORATION, a Florida corporation for the benefit of PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent (the "Pledge Agreement"). Each of the undersigned, intending to be legally bound hereby, agrees for the benefit of the Administrative Agent and the Lenders as follows: 1. Each of the undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned, including without limiting the generality of the foregoing, those terms in Sections 19 and 20 of the Pledge Agreement. 2. Each of the undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(g) of the Pledge Agreement. 3. The terms of Section 3 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may facilitate, in the reasonable judgment of the Administrative Agent, the carrying out of Section 3 of the Pledge Agreement. 4. To the extent that any of undersigned has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to itself or its property, each of undersigned hereby irrevocably waives such immunity in respect of its obligations under the Pledge Agreement and any other document or agreement executed in connection therewith, and each of undersigned agrees that it will not raise or claim any such immunity at or in respect of any such action or proceeding. 5. Each of the undersigned acknowledges and agrees that any notices sent to the Pledgor regarding any of the Pledged Collateral shall also be sent to the Administrative Agent in the manner and at the address of Administrative Agent as indicated in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement. 6. During the term of this Agreement, each of the undersigned shall not treat any uncertificated ownership interests as securities which are subject to Article 8 of the Code. [SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO ACKNOWLEDGEMENT AND CONSENT] IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written. HIGH COUNTRY TEK, INC., a Florida corporation By: /s/ Tricia Fulton Tricia Fulton, Chief Financial Officer Sun Hydraulik Holdings, Ltd., a United Kingdom corporation By: /s/ Tricia Fulton______________________________ Name: Tricia Fulton Title: Chief Financial Officer Sun Hydraulics Korea Corporation, a Korea corporation By: /s/ Tricia Fulton_______________________________ Name: Tricia Fulton Title: Chief Financial Officer

SCHEDULE A TO PLEDGE AGREEMENT Description of Pledged Collateral A. Companies Pledgor and Jurisdiction of Formation Pledged Company and Jurisdiction of Formation Pledged Share Type and Amount of Ownership Sun Hydraulics Corporation, a Florida corporation Sun Hydraulics Corporation, a Florida corporation Sun Hydraulics Corporation, a Florida corporation Sun Hydraulics Korea Corporation, a Korea corporation Sun Hydraulik Holdings Ltd., a UK corporation High Country Tek, Inc., a Florida corporation 221,000 shares of stock equal to 65% of Pledgor’s ownership in pledged Company 208,206 ordinary shares of £4.75 each equal to 65% of Pledgor’s ownership in pledged Company 1,000 shares of common stock equal to 100% of Pledgor’s ownership in pledged Company